UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08294

ALLIANCEBERNSTEIN EXCHANGE RESERVES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2009

Date of reporting period: March 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

2

AllianceBernstein Exchange Reserves

March 31, 2009

Semi-Annual Report

SEMI-ANNUAL REPORT

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Distribution of this report other than to shareholders must be preceded or accompanied by the Fund’s current prospectus, which contains further information about the Fund.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

FUND EXPENSES	AllianceBernstein Exchange Reserves

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2008		Ending Account Value March 31, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,005.20	$1,020.84	$4.10	$4.13
Class B	$1,000	$1,000	$1,002.62	$1,018.25	$6.69	$6.74
Class C	$1,000	$1,000	$1,004.14	$1,019.75	$5.20	$5.24
Advisor Class	$1,000	$1,000	$1,006.70	$1,022.34	$2.60	$2.62
Class R	$1,000	$1,000	$1,004.29	$1,019.85	$5.10	$5.14
Class K	$1,000	$1,000	$1,005.27	$1,020.94	$4.00	$4.03
Class I	$1,000	$1,000	$1,006.98	$1,022.64	$2.30	$2.32

*	Expenses are equal to the classes’ annualized expense ratios of 0.82%, 1.34%, 1.04%, 0.52%, 1.02%, 0.80% and 0.46%, respectively, multiplied by the average account value over the period, multiplied by 182/365 ( to reflect the one-half year period ).

**	Assumes 5% return before expenses.

PORTFOLIO OF INVESTMENTS
March 31, 2009 (unaudited)	AllianceBernstein Exchange Reserves

	Yield*	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–100.0%
CERTIFICATE OF DEPOSIT–50.0%
Banco Bilbao Vizcaya ARG NY
4/06/09	1.00%	$20,000	$20,000,000
Bank of Nova Scotia
4/21/09	0.65	25,000	25,000,000
Barclays Bank PLC NY
6/02/09	1.35	25,700	25,700,000
BNP Paribas NY Branch
8/05/09	1.20	25,500	25,500,000
Calyon NY
4/08/09	1.00	25,000	25,000,000
Deutsche Bank AG NY
4/22/09	0.75	18,100	18,100,000
DNB NOR Bank ASA NY
4/07/09	1.32	17,100	17,100,000
Lloyds Bank PLC
6/10/09	1.27	25,000	25,000,000
Nordea Bank Finland NY
7/08/09	1.10	19,000	19,000,000
10/13/09	1.30	6,000	5,993,497
Rabobank Nederland NV NY
6/16/09	0.75	16,200	16,200,000
3/03/10	1.27	10,000	10,000,000
Royal Bank of Canada/New York NY Series YCD
10/01/09(a)	1.74	22,700	22,705,216
Societe Generale NY
5/11/09	1.00	12,500	12,500,000
Svenska
5/12/09	0.85	17,000	17,000,000
UBS AG Stamford CT
5/15/09	1.30	23,500	23,500,000
Westpac Banking Corp.
11/13/09	1.20	21,900	21,900,000

			330,198,713

U.S. GOVERNMENT & GOVERNMENT SPONSORED AGENCY OBLIGATIONS–31.0%
Bank of America Corp.–FDIC INS
7/29/10(a)	1.23	12,000	12,000,000
9/13/10(a)	1.36	13,400	13,400,000
Citigroup Funding, Inc.–FDIC INS
7/30/10(a)	1.27	23,200	23,200,000
Federal Farm Credit Bank
7/08/10(a)	0.83	20,000	20,004,478
Federal Home Loan Banks
7/27/10(a)	1.09	10,000	9,998,188
4/03/09	3.24	12,400	12,400,062
Series 1
7/28/10(a)	1.13	10,000	10,000,000

	Yield*	Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp.
7/14/10(a)	1.06%	$10,000	$10,000,000
8/24/10(a)	1.23	10,000	10,000,000
9/03/10(a)	1.24	10,000	10,000,000
7/12/10(a)	1.25	10,000	9,997,285
6/11/09	5.00	12,600	12,657,389
Federal National Mortgage Association
8/05/10(a)	1.18	10,000	9,994,820
7/13/10(a)	1.24	10,000	10,000,000
Federal National Mortgage Association Discount Notes
7/01/09	2.34	12,500	12,427,326
Wells Fargo & Co.–FDIC INS
1/29/10(a)	1.61	18,520	18,473,173

			204,552,721

REPURCHASE AGREEMENTS–8.0%
Credit Suisse 0.15%, 03/31/2009 due 04/01/09 in the amount of $23,100,096 (collateralized by $23,570,000 U.S. Treasury Bill, 0.00%, due 6/11/09, value $23,562,223)		23,100	23,100,000
Greenwich Capital 0.24%, 03/31/2009 due 04/01/09 in the amount of $30,000,200 (collateralized by $29,860,000 U.S. Treasury Note, 2.00%, due 11/30/13, value $30,604,360)		30,000	30,000,000

			53,100,000

COMMERCIAL PAPER–7.4%
CBA (Delaware) Finance
5/13/09	0.79	24,000	23,978,020
Santander
8/27/09	1.70	25,000	24,826,306

			48,804,326

MUNICIPAL OBLIGATIONS–3.6%
Colorado Ed Cul Fac Auth (Natl Jewish Fed Bd Prog)
7/01/36(b)	0.50	2,255	2,255,000
Series D
10/01/38(b)	0.50	6,000	6,000,000
Illinois Fin Auth
8/01/25(b)	0.70	2,655	2,655,000
Metro Govt Nashville & Davidson Cnty Hlth & Educational Facs Bd
12/01/41(b)	0.63	2,500	2,500,000

AllianceBernstein Exchange Reserves

	Yield*	Principal Amount (000)	U.S. $ Value

Ohio Air Quality Development Authority
11/01/40(b)	0.48%	$4,000	$4,000,000
Shelby Cnty
9/01/34(b)	0.40	4,475	4,475,000
Syracuse NY IDA (Syracuse University Proj)
7/01/37(b)	0.20	2,000	2,000,000

			23,885,000

TOTAL INVESTMENTS–100.0% (cost $660,540,760)			660,540,760
Other assets less liabilities–0.0%			(211,747)

Net Assets–100.0%			$660,329,013

(a)	Floating Rate Security. Stated interest rate was in effect at March 31, 2009.

(b)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Represents annualized yield from date of purchase for discount securities, and stated interest rate for interest-bearing securities.

Glossary:

IDA—Industrial Development Authority/Agency

See notes to financial statements.

STATEMENT OF ASSETS & LIABILITIES
March 31, 2009 (unaudited)	AllianceBernstein Exchange Reserves

ASSETS
Investments in securities, at value (cost $660,540,760)	$660,540,760
Cash	30,216
Receivable for shares of beneficial interest sold	2,777,444
Interest receivable	1,325,695
Receivable for investment securities sold	25,000
Prepaid expenses	19,485

Total assets	664,718,600

LIABILITIES
Payable for shares of beneficial interest redeemed	3,981,354
Distribution fee payable	172,758
Advisory fee payable	142,436
Transfer Agent fee payable	38,946
Administrative fee payable	8,594
Dividends payable	3,459
Accrued expenses	42,040

Total liabilities	4,389,587

NET ASSETS	$660,329,013

COMPOSITION OF NET ASSETS
Shares of beneficial interest, at par	$660,321
Additional paid-in capital	659,694,731
Accumulated net realized loss on investment transactions	(26,039)

$660,329,013

Net Asset Value Per Share—unlimited shares authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$339,752,085	339,746,837	$1.00
B	$84,403,506	84,401,049	$1.00
C	$60,284,320	60,283,166	$1.00
Advisor	$115,469,605	115,470,992	$1.00
R	$5,938,881	5,938,881	$1.00
K	$47,304,170	47,304,152	$1.00
I	$7,176,446	7,176,418	$1.00

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2009 (unaudited)	AllianceBernstein Exchange Reserves

INVESTMENT INCOME
Interest	$6,024,860

EXPENSES
Advisory fee (see Note B)	810,727
Distribution fee—Class A	490,114
Distribution fee—Class B	392,799
Distribution fee—Class C	226,287
Distribution fee—Class R	23,225
Distribution fee—Class K	45,063
Transfer agency—Class A	223,901
Transfer agency—Class B	87,404
Transfer agency—Class C	45,409
Transfer agency—Advisor Class	89,047
Transfer agency—Class R	6,462
Transfer agency—Class K	30,402
Transfer agency—Class I	2,447
Temporary Guarantee Program (see Note I)	124,493
Registration fees	92,756
Custodian	85,139
Administrative	32,928
Printing	31,465
Trustees’ fees	23,787
Audit	19,630
Legal	18,311
Miscellaneous	7,924

Total expenses	2,909,720
Less: expenses waived and reimbursed by the Distributor (see Note C)	(181,585)
Less: expense offset arrangement (see Note B)	(1,664)

Net expenses	2,726,471

Net investment income	3,298,389

REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions	(24)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,298,365

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Exchange Reserves

Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,298,389	$14,473,359
Net realized gain (loss) on investment transactions	(24)	–0	–

Net increase in net assets from operations	3,298,365	14,473,359
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,688,040)	(7,401,382)
Class B	(201,350)	(1,239,450)
Class C	(251,249)	(855,763)
Advisor Class	(893,511)	(4,203,768)
Class R	(42,936)	(142,131)
Class K	(177,822)	(485,142)
Class I	(43,481)	(145,723)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net increase	81,143,703	75,779,348

Total increase	81,143,679	75,779,348
NET ASSETS
Beginning of period	579,185,334	503,405,986

End of Period	$660,329,013	$579,185,334

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2009 (unaudited)	AllianceBernstein Exchange Reserves

NOTE A: Significant Accounting Policies

AllianceBernstein Exchange Reserves (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund’s investment objective is to provide maximum current income to the extent consistent with safety of principal and liquidity. The Fund offers, as described in the prospectus, Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan.

Class A shares are sold for cash without an initial sales charge at the time of purchase. On cash purchases of $1,000,000 or more, however, a contingent deferred sales charge (“CDSC”) equal to 1% of the lesser of net asset value at the time of redemption or original cost if redeemed within one year may be charged. Class A shares may be exchanged for Class A shares of other AllianceBernstein Mutual Funds, subject, in the case of Class A shares of the Fund that were purchased for cash, to any applicable initial sales charge at the time of exchange. Class A shares of the Fund also are offered in exchange for Class A shares of other AllianceBernstein Mutual Funds without any sales charge at the time of purchase, but on Class A shares that were received in exchange for AllianceBernstein Mutual Fund Class A shares that were not subject to an initial sales charge when originally purchased for cash because the purchase was of $1,000,000 or more, a 1% CDSC may be assessed if shares of the Fund are redeemed within one year of the AllianceBernstein Mutual Fund Class A shares originally purchased for cash.

Class B shares are sold for cash, to the extent described in the prospectus, without an initial sales charge. However, a CDSC is charged if shares are redeemed within four years after purchase. The CDSC charge declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares purchased for cash will automatically convert to Class A shares after eight years. Class B shares may be exchanged, to the extent described in the prospectus, for Class B shares of other AllianceBernstein Mutual Funds. Class B shares also are offered in exchange, to the extent described in the prospectus, for Class B shares of other AllianceBernstein Mutual Funds without an initial sales charge. However, a CDSC may be charged if shares are redeemed within a certain number of years of the original purchase of AllianceBernstein Mutual Fund Class B shares. When redemption occurs, the applicable CDSC schedule is that which applied to the AllianceBernstein Mutual Fund Class B shares originally purchased for cash at the time of their purchase.

Class C shares are sold for cash or in exchange for Class C shares of another AllianceBernstein Mutual Fund without an initial sales charge at the time of purchase. Class C shares are subject to a CDSC of 1% on redemptions made within the first year after purchase. Class C shares do not convert to any other class of shares of the Fund. Class C shares may be exchanged for Class C shares of other AllianceBernstein Mutual Funds.

Advisor Class shares are sold for cash or in exchange for Advisor Class shares of another AllianceBernstein Mutual Fund without an initial sales charge or CDSC and are not subject to ongoing distribution expenses.

Class R, Class K, and Class I shares are sold for cash or in exchange of the same class of shares of another AllianceBernstein Mutual Fund without an initial sales charge or CDSC. Class I shares are not subject to ongoing distribution expenses.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Securities in which the Fund invests are traded primarily in the over-the-counter market and are valued at amortized cost, which approximates market value. Under such method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.

NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Exchange Reserves

2. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective October 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2009:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$–0	–	$–0	–
Level 2	660,540,760		–0	–
Level 3	–0	–	–0	–

Total	$660,540,760		$–0	–

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Dividends

The Fund declares dividends daily and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed annually.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. It is the Fund’s policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.

AllianceBernstein Exchange Reserves

NOTE B: Advisory Fee and Other Transactions with Affiliates

The Fund pays AllianceBernstein L.P. (the “Adviser”) an Advisory fee at the annual rate of .25% on the first $1.25 billion of average daily net assets; .24% on the next $.25 billion; .23% on the next $.25 billion; .22% on the next $.25 billion; .21% on the next $1 billion; and .20% in excess of $3 billion. In addition to the Advisory fee, the Fund also reimburses the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended March 31, 2009, such reimbursements totaled $32,928.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $327,832 for the six months ended March 31, 2009.

For the six months ended March 31, 2009, the expenses of Class A, Class B, Class C and Advisor Class shares were reduced by $1,664 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has received $99,248, $163,368 and $25,838 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended March 31, 2009.

NOTE C: Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (“the Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class B, Class C, Class R and Class K. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B shares, .75% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares. For the six months ended March 31, 2009, the Distributor has voluntarily agreed to waive a portion of the distribution fees in the amount of $106,156 and $75,429 for Class B and Class C shares respectively, limiting the effective annual rates to .73% and .50% for the Class B and Class C shares, respectively.

NOTE D: Investment Transactions, Income Taxes and Distributions to Shareholders

At March 31, 2009, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. At September 30, 2008, the Fund had a capital loss carryforward of $26,015, of which $21,851 expires in 2010, $3,012 expires in the year 2013 and $1,152 expires in 2014. To the extent that any net capital loss carryforward is used to offset future capital gains, it is probable that these gains will not be distributed to shareholders. The dividends paid by the Fund for the six months ended March 31, 2009 are deemed to be ordinary income for federal income tax purposes. The Fund distributed the following amounts as dividends, all of which are characterized as ordinary income for United States federal income tax purposes, in respect to the Fund’s fiscal year ended September 30, 2008 and September 30, 2007 respectively: $14,469,159 in respect of the Fund’s fiscal year ended September 30, 2008; and $21,595,686 in respect of the Fund’s fiscal year ended September 30, 2007. The Fund maintained the following levels of undistributed net investment income and net realized securities gains determined on a tax basis at September 30, 2008, and September 30, 2007, respectively: $4,200 of undistributed tax basis net investment income and no undistributed tax basis realized securities gains at September 30, 2008, and $1,490 of undistributed tax basis net investment income and no undistributed tax basis realized securities gains at September 30, 2007.

NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Exchange Reserves

NOTE E: Transactions in Shares of Beneficial Interest

Transactions, all at $1.00 per share, were as follows:

	SHARES
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008
Class A
Shares sold	190,810,007	237,712,333
Shares issued in reinvestment of dividends	1,688,036	7,401,283
Shares converted from Class B	5,875,478	13,461,213
Shares redeemed	(146,413,308)	(228,249,403)

Net increase	51,960,213	30,325,426

Class B
Shares sold	52,358,626	50,101,354
Shares issued in reinvestment of dividends	201,345	1,239,219
Shares converted to Class A	(5,875,478)	(13,461,213)
Shares redeemed	(24,106,103)	(30,449,184)

Net increase	22,578,390	7,430,176

Class C
Shares sold	45,194,266	49,986,574
Shares issued in reinvestment of dividends	251,247	855,754
Shares redeemed	(33,182,679)	(32,530,060)

Net increase	12,262,834	18,312,268

Advisor Class
Shares sold	11,179,929	28,267,353
Shares issued in reinvestment of dividends	893,511	4,203,725
Shares redeemed	(37,862,818)	(24,454,157)

Net increase (decrease)	(25,789,378)	8,016,921

Class R
Shares sold	5,816,797	19,288,334
Shares issued in reinvestment of dividends	42,936	142,131
Shares redeemed	(9,499,545)	(15,116,173)

Net increase (decrease)	(3,639,812)	4,314,292

Class K
Shares sold	53,271,585	88,047,651
Shares issued in reinvestment of dividends	177,822	485,142
Shares redeemed	(31,739,497)	(81,110,923)

Net increase	21,709,910	7,421,870

Class I
Shares sold	3,820,828	1,448,049
Shares issued in reinvestment of dividends	43,481	145,723
Shares redeemed	(1,802,763)	(1,635,377)

Net increase (decrease)	2,061,546	(41,605)

NOTE F: Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—The Fund’s primary risks are interest rate risk and credit risk. Because the Fund invests in short-term securities, a decline in interest rates will affect the Fund’s yield as the securities mature or are sold and the Fund purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt

AllianceBernstein Exchange Reserves

instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Fund invests in securities with short maturities and seek to maintain stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Fund invests in highly-rated securities to minimize credit risk.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE H: Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund’s financial statements.

NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Exchange Reserves

NOTE I: Department of Treasury’s Temporary Guarantee Program for Money Market Funds

The Fund’s Board of Trustees (the “Board”) has approved the continued participation by the Fund in the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program was due to expire on April 30, 2009. The Treasury does not currently have the authority to extend the Program beyond September 18, 2009. The Program applies to shares of the Fund held by shareholders as of the close of business as of September 19, 2008 (the “Covered Shareholders”). Subject to the limitations discussed below, the Program will protect Covered Shareholders if the Fund “breaks the buck”, meaning that the stable net asset value (“NAV”) of $1.00 per share that the Fund seeks to maintain falls below $.995 per share (the “Guarantee Event”). In order to qualify for this protection, the Fund must liquidate within approximately 30 days after the Guarantee Event. The Treasury will cover any shortfall between the NAV at the time of liquidation and $1.00 per share.

Because payments under the Program continue to apply to Covered Shareholders based on the number of shares held on September 19, 2008, a shareholder would receive no payments for any increase in the number of the Fund’s shares held after that date. If a shareholder closes his or her account, the shareholder will not be covered by the Program. If the number of shares held in an account fluctuates after September 19, 2008 due to purchases and sales of shares during the Program period, a shareholder would be covered for the number of shares held in the account as of the close of business on September 19, 2008 or the number of shares held on the date of the Guarantee Event, whichever is less. Initial purchases of shares by new shareholders after September 19, 2008 are not eligible for coverage under the Program.

The Fund is required to pay a fee to the Treasury for its participation in the Program based on the Fund’s aggregate NAV on September 19, 2008. The fee for the Fund’s continued participation in the Program is 0.015% of its aggregate NAV on September 19, 2008. This is in addition to the fee paid by the Fund for its initial participation in the Program of 0.01% and for its participation in the first extension of the Program until April 30, 2009 of 0.015%, both of which were based on the Fund’s aggregate NAV on September 19, 2008. The Program extension payment amounts, when combined with prior payment amounts, equate to 0.04% (on an annualized basis) of the Fund’s asset base over the entire extended program term.

FINANCIAL HIGHLIGHTS	AllianceBernstein Exchange Reserves

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	CLASS A
	Six Months Ended March 31, 2009 (unaudited)		Year Ended September 30,
			2008		2007		2006		2005		2004
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income From Investment Operations
Net investment income	.0052		.0272		.0446		.0381		.0161		.0008	(a)
Net realized gain (loss) on investment transactions	–0	–(b)	–0	–	–0	–	–0	–	–0	–(b)	–0	–(b)

Net increase in net asset value from operations	.0052		.0272		.0446		.0381		.0161		.0008

Less: Dividends
Dividends from net investment income	(.0052)		(.0272)		(.0446)		(.0381)		(.0161)		(.0008)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return
Total investment return based on net asset value (c)	.52%		2.76%		4.55%		3.87%		1.63%		.09%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$340		$288		$257		$278		$264		$273
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.82	%(d)	.82%		.91	%(e)	.91	%(f)	1.13%		1.11%
Expenses, before waivers/reimbursements	.82	%(d)	.82%		.91	%(e)	.91	%(f)	1.13%		1.15%
Net investment income	1.03	%(d)	2.69%		4.46%		3.82	%(f)	1.62%		.08	%(a)

See footnote summary on page 19.

FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Exchange Reserves

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	CLASS B
	Six Months Ended March 31, 2009 (unaudited)		Year Ended September 30,
			2008		2007		2006		2005		2004
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income From Investment Operations
Net investment income (a)	.0026		.0228		.0401		.0336		.0137		.0003
Net realized gain (loss) on investment transactions	–0	–(b)	–0	–	–0	–	–0	–	–0	–(b)	–0	–(b)

Net increase in net asset value from operations	.0026		.0228		.0401		.0336		.0137		.0003

Less: Dividends
Dividends from net investment income	(.0026)		(.0228)		(.0401)		(.0336)		(.0137)		(.0003)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return
Total investment return based on net asset value (c)	.26%		2.30%		4.08%		3.41%		1.38%		.04%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$85		$62		$54		$79		$112		$180
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.34	%(d)	1.27%		1.36	%(e)	1.40	%(f)	1.36%		1.16%
Expenses, before waivers/reimbursements	1.61	%(d)	1.52%		1.61	%(e)	1.65	%(f)	1.61%		1.65%
Net investment income (a)	.51	%(d)	2.25%		4.01%		3.30	%(f)	1.31%		.03%

See footnote summary on page 19.

AllianceBernstein Exchange Reserves

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	CLASS C
	Six Months Ended March 31, 2009 (unaudited)		Year Ended September 30,
			2008		2007		2006		2005		2004
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income From Investment Operations
Net investment income (a)	.0041		.0252		.0426		.0361		.0161		.0008
Net realized gain (loss) on investment transactions	–0	–(b)	–0	–	–0	–	–0	–	–0	–(b)	–0	–(b)

Net increase in net asset value from operations	.0041		.0252		.0426		.0361		.0161		.0008

Less: Dividends
Dividends from net investment income	(.0041)		(.0252)		(.0426)		(.0361)		(.0161)		(.0008)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return
Total investment return based on net asset value (c)	.41%		2.55%		4.34%		3.67%		1.63%		.09%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$60		$48		$30		$30		$28		$41
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.04	%(d)	1.02%		1.10	%(e)	1.11	%(f)	1.12%		1.11%
Expenses, before waivers/reimbursements	1.29	%(d)	1.27%		1.35	%(e)	1.36	%(f)	1.37%		1.40%
Net investment income (a)	.83	%(d)	2.39%		4.27%		3.63	%(f)	1.59%		.08%

See footnote summary on page 19.

FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Exchange Reserves

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	ADVISOR CLASS
	Six Months Ended March 31, 2009 (unaudited)		Year Ended September 30,
			2008		2007		2006		2005		2004
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income From Investment Operations
Net investment income	.0067		.0302		.0476		.0411		.0211		.0055
Net realized gain (loss) on investment transactions	–0	–(b)	–0	–	–0	–	–0	–	–0	–(b)	–0	–(b)

Net increase in net asset value from operations	.0067		.0302		.0476		.0411		.0211		.0055

Less: Dividends
Dividends from net investment income	(.0067)		(.0302)		(.0476)		(.0411)		(.0211)		(.0055)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return
Total investment return based on net asset value (c)	.67%		3.06%		4.86%		4.19%		2.14%		.55%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$115		$141		$133		$94		$84		$322
Ratio of expenses to average net assets	.52	%(d)	.52%		.60	%(e)	.61	%(f)	.55%		.64%
Net investment income	1.36	%(d)	3.01%		4.76%		4.13	%(f)	2.17%		.55%

See footnote summary on page 19.

AllianceBernstein Exchange Reserves

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	CLASS R
	Six Months Ended March 31, 2009 (unaudited)		Year Ended September 30,						March 1, 2005(g) to September 30, 2005
			2008		2007		2006
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income From Investment Operations
Net investment income	.0043		.0246		.0423		.0372		.0126
Net realized gain (loss) on investment transactions	–0	–(b)	–0	–	–0	–	–0	–	–0	–(b)

Net increase in net asset value from operations	.0043		.0246		.0423		.0372		.0126

Less: Dividends
Dividends from net investment income	(.0043)		(.0246)		(.0423)		(.0372)		(.0126)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return
Total investment return based on net asset value (c)	.43%		2.49%		4.31%		3.79%		1.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,939		$9,579		$5,264		$38		$15
Ratio of expenses to average net assets	1.02	%(d)	1.08%		1.20	%(e)	.98	%(f)	1.13	%(d)
Net investment income	.92	%(d)	2.47%		4.18%		3.95	%(f)	2.09	%(d)

See footnote summary on page 19.

FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Exchange Reserves

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	CLASS K
	Six Months Ended March 31, 2009 (unaudited)		Year Ended September 30,						March 1, 2005(g) to September 30, 2005
			2008		2007		2006
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income From Investment Operations
Net investment income	.0053		.0280		.0452		.0417		.0140
Net realized gain on investment transactions	–0	–(b)	–0	–	–0	–	–0	–	–0	–(b)

Net increase in net asset value from operations	.0053		.0280		.0452		.0417		.0140

Less: Dividends
Dividends from net investment income	(.0053)		(.0280)		(.0452)		(.0417)		(.0140)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return
Total investment return based on net asset value (c)	.53%		2.84%		4.61%		4.25%		1.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$47,304		$25,594		$18,172		$757		$10
Ratio of expenses to average net assets	.80	%(d)	.75%		.86	%(e)	.68	%(f)	.80	%(d)
Net investment income	.99	%(d)	2.63%		4.50%		4.20	%(f)	2.37	%(d)

See footnote summary on page 19.

AllianceBernstein Exchange Reserves

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	CLASS I
	Six Months Ended March 31, 2009 (unaudited)		Year Ended September 30,						March 1, 2005(g) to September 30, 2005
			2008		2007		2006
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income From Investment Operations
Net investment income	.0070		.0316		.0485		.0424		.0154
Net realized gain (loss) on investment transactions	–0	–(b)	–0	–	–0	–	–0	–	–0	–(b)

Net increase in net asset value from operations	.0070		.0316		.0485		.0424		.0154

Less: Dividends
Dividends from net investment income	(.0070)		(.0316)		(.0485)		(.0424)		(.0154)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return
Total investment return based on net asset value (c)	.70%		3.20%		4.96%		4.33%		1.55%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,176		$5,115		$5,157		$3,336		$307
Ratio of expenses to average net assets	.46%		.38%		.52	%(e)	.40	%(f)	.66	%(d)
Net investment income	1.36%		3.16%		4.85%		4.69	%(f)	2.86	%(d)

(a)	Net of fees waived and expenses reimbursed.

(b)	Amount is less than $0.0001.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

Year Ended September 30, 2007
Class A	.89%
Class B	1.34%
Class C	1.08%
Advisor Class	.58%
Class R	1.18%
Class K	.84%
Class I	.50%

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Commencement of distributions.

See notes to financial statements.

AllianceBernstein Exchange Reserves

AllianceBernstein Exchange Reserves

1345 Avenue of the Americas

New York, NY 10105

Toll-Free (800) 221-5672

TRUSTEES
William H. Foulk, Jr.(1), Chairman
John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and
Chief Executive Officer

Philip L. Kirstein, Senior Vice President and
Independent Compliance Officer

Raymond J. Papera, Senior Vice President

Maria R. Cona, Vice President

Edward J. Dombrowski, Vice President

John Giaquinta, Vice President

Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen Woetzel, Controller

CUSTODIAN and ACCOUNTING AGENT	TRANSFER AGENT
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

LEGAL COUNSEL	PRINCIPAL UNDERWRITER
Seward & Kissel LLP One Battery Park Plaza New York, NY 10004	AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM KPMG LLP 345 Park Avenue New York, NY 10154

(1)	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

AllianceBernstein Exchange Reserves

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Exchange Reserves (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 4-6, 2008.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the trustees on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2006 and 2007 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency and distribution services to the Fund. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship

AllianceBernstein Exchange Reserves

with the Fund before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2008 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Lipper Money Market Funds Average (the “Lipper Average”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2008, and (in the case of the Lipper Average) the since inception period (March 1994 inception). The trustees noted that on a net return basis, the Fund was in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 1-year period and 5th quintile of the Performance Group and the Performance Universe for the 3-, 5- and 10-year periods, and on a gross return basis the Fund was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, 4th quintile of the Performance Group and the Performance Universe for the 3-year period, 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5-year period and 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 10-year period. The trustees also noted that the Fund underperformed the Lipper Average in all periods reviewed. Based on their review, and taking into account the unusual market environment that money market funds faced in 2008, and the fact that the Fund is conservatively managed, the trustees concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the trustees that there are no institutional products managed by it that have an investment style substantially similar to that of the Fund. The trustees reviewed relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in securities of the same type that the Fund invests in (i.e., fixed income taxable securities). The trustees also noted that a portfolio of another AllianceBernstein fund advised by the Adviser has an investment style similar to that of the Fund yet pays a significantly higher advisory fee than the Fund, while a portfolio of another AllianceBernstein fund advised by the Adviser that invests in different types of money market securities, pays no advisory fee but is offered only as a cash management vehicle for selected institutional clients that pay advisory fees at various rates. The trustees further noted that the Adviser sub-advises another money market fund at a lower fee rate than the Fund, although such fund invests in different types of securities than the Fund.

AllianceBernstein Exchange Reserves

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The trustees noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the trustees showed that the Fund’s contractual effective advisory fee rate, at approximate current size, of 25 basis points, plus the 2 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The trustees noted that the Fund’s total expense ratio was higher than the Expense Group and Expense Universe medians. The trustees also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds generally. The trustees concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

AllianceBernstein Exchange Reserves

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Exchange Reserves (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.3

Fund	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/08 ($MIL)
Exchange Reserves	25 bp on 1st $1.25 billion	$578.4
	24 bp on next $0.25 billion
	23 bp on next $0.25 billion
	22 bp on next $0.25 billion
	21 bp on next $1.0 billion
	20 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the most recently completed fiscal year, the Adviser received $44,348 (0.02% of the Fund’s average daily net assets) for such services.

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 22, 2008.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

3	The Fund was not affected by the Adviser’s agreement with the NYAG since the Fund’s fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds with a category of “Low Risk Income.”

AllianceBernstein Exchange Reserves

Set forth below are the Fund’s total expense ratios, annualized for the most recent semi-annual period:

Fund	Total Expense Ratio	Fiscal Year
Exchange Reserves	Advisor Class 0.56%	September 30
Class A (net) 0.85%
Class B (net) 1.30%
Class B (gross) 1.55%
Class C (net) 1.05%
Class C (gross) 1.30%
Class R 1.04%
Class K 0.66%
Class I 0.38%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these costs are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Fund. However, with respect to the Fund, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a substantially similar investment style as the Fund.

The adviser manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a similar investment style as the Fund.4 Also shown is what would have been the effective advisory fee of the Fund had the advisory fee schedule of the AVPS portfolio been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2008 net assets:

Fund	AVPS Portfolio	Fee Schedule	AVPS Effective Fee	Fund Advisory Fee
Exchange Reserves	Money Market Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.250%

4	It should be noted that AVPS was affected by the settlement between the Adviser and the NYAG.

(continued)	AllianceBernstein Exchange Reserves

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following “all-in” fee for Short Maturity Dollar, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[5]
Exchange Reserves	Short Maturity Dollar Class A	1.05% on the 1st €100 million[6] 1.00% on the next €100 million 0.95% on the balance

	Class I (Institutional)	0.50% on the 1st €100 million 0.45% on the next €100 million 0.40% on the balance

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for the following sub-advisory relationship that has a somewhat similar investment style as that of the Fund. Also shown is what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2008 net assets:

Fund		Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee	Fund Advisory Fee
Exchange Reserves	Client #1[7]	0.125% on first $100 million 0.10% on next $150 million 0.05% thereafter	0.076%	0.250%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. While it appears the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such discounted fees due to differences in terms of the service provided, risks involved and other competitive factors between the Fund and sub-advisory relationship. There could also be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to manage investment company assets.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Fund.9

5	Each “all-in” fee shown is for the Class A shares of Short Maturity Dollar. This fee covers investment advisory services and distribution related services.

6	The Euro-U.S. dollar currency exchange rate quoted at 4 p.m. on October 1, 2008 by Reuters was €1 per $1.4013. At that currency exchange rate, €100 million would be equivalent to approximately $140.1 million. €200 million would be equivalent to approximately $280.3 million.

7	This sub-advised fund has a more restrictive investment style than the Fund; the fund invests primarily in high-quality municipal short-term securities.

8	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Fund has the lowest effective fee rate in the Lipper peer group.

AllianceBernstein Exchange Reserves

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[10]	Lipper Exp. Group Median (%)	Lipper Group Rank
Exchange Reserves	0.250	0.443	1/15

Lipper also compared the Fund’s most recently completed fiscal year total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”).

The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.11

Fund	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Exchange Reserves	0.888	0.700	13/15	0.619	127/139

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay

10	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year Class A share total expense ratio.

(continued)	AllianceBernstein Exchange Reserves

approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.13 During the Fund’s most recently completed fiscal year, ABI received from the Fund $1,672,269 and $123,729 in Rule 12b-114 and CDSC fees, respectively.15

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2007 in comparison to 2006. During the Fund’s most recently completed fiscal year, ABIS received $543,026 in fees from the Fund.16

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli 18 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $590 billion as of September 30, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

13	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

14	During the Fund’s most recently completed fiscal year, ABI waived a portion of the Rule 12b-1 distribution fees in the amounts of $161,924 and $69,294, which reduced the effective annual rate to 0.75% and 0.50% for Class B and Class C shares, respectively.

15	With respect to Exchange Reserves, no front-end sales charge is imposed on the Fund’s Class A shares at the time of purchase. However, if Class A shares of the Fund are subsequently exchanged for Class A shares of another AllianceBernstein Mutual Fund, the front-end sales charge applicable to other AllianceBernstein Mutual Fund will be assessed at the time of the exchange.

16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $82,148 under the offset agreement between the Fund and ABIS.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18	The Deli study was originally published in 2002 based on 1997 data.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AllianceBernstein Exchange Reserves

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year net and gross performance returns and rankings of the Fund20 relative to the Fund’s Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended July 31, 2008.22

	Fund Return (Net)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	3.24	3.33	3.56	12/15	137/163
3 year	3.73	3.95	4.08	13/15	136/152
5 year	2.50	2.75	2.90	15/15	135/144
10 year	2.82	3.12	3.24	14/14	116/121

	Fund Return (Gross)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.18	4.16	4.19	7/15	83/163
3 year	4.69	4.71	4.74	10/15	104/152
5 year	3.53	3.53	3.55	5/15	78/144
10 year	3.84	3.89	3.84	11/14	100/121

Set forth below are the 1, 3, 5 and 10 year and since inception net performance returns of the Fund (in bold)23 versus its benchmark.24

	Periods Ending July 31, 2008 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Exchange Reserves	3.24	3.73	2.50	2.82	3.23
Lipper Money Market Funds Average	3.25	3.78	2.63	3.04	3.69
Inception Date: March 25, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2008

20	The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the net (not gross) performance returns of the Fund that is shown was provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

21	The Fund’s PG is identical to the EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if the Fund may have had a different investment classification/objective at different points in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

24	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2008.

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS	AllianceBernstein Exchange Reserves

WEALTH STRATEGIES FUNDS	TAXABLE BOND FUNDS

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

BLENDED STYLE FUNDS

U.S. Large Cap Portfolio

Diversified Yield Fund Global Bond Fund High Income Fund Intermediate Bond Portfolio Short Duration Portfolio MUNICIPAL BOND FUNDS
International Portfolio Tax-Managed International Portfolio GROWTH FUNDS Domestic Growth Fund Large Cap Growth Fund	National National II* Arizona California Florida Massachusetts Michigan	Minnesota New Jersey New York Ohio Pennsylvania Virginia

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

VALUE FUNDS

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

INTERMEDIATE MUNICIPAL BOND FUNDS

Intermediate California

Intermediate Diversified

Intermediate New York

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

RETIREMENT STRATEGIES FUNDS

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National II was named Insured National.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

EXC-0152-0309

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

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ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Exchange Reserves

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 29, 2009

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 29, 2009

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